CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated July 15, 1998 to the Prospectus dated July 1, 1998

On June 18, 1998 the Trust's Board of Trustees approved the following:

The hiring of State Street Global Advisors ("State Street") as an additional investment adviser to Emerging Markets Equity Investments ("Emerging Markets Portfolio"). The Consulting Group, a division of Mutual Management Corp. ("MMC"), the Trust's investment manager, recommended the addition of State Street because it was determined that their primarily quantitative investment style would complement the fundamental investment style of AIB Govett Asset Management Limited ("Govett"), the Emerging Markets Portfolio's current investment adviser. State Street seeks to identify markets and securities that are misvalued relative to their growth potential by identifying inefficiencies in the emerging markets. State Street employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix. State Street and MMC have entered into an investment advisory agreement dated as of July 15, 1998. Under the terms of the agreement, State Street will be receiving 0.60% for its services, a fee that is computed daily and paid monthly based on the value of the average net assets of the Emerging Markets Portfolio allocated to State Street. With the hiring of State Street, the assets of the Emerging Markets Portfolio will be allocated as follows: Govett 70% and State Street 30%. State Street, located in Boston, Massachusetts, is a division of State Street Bank and Trust Company. State Street provides investment advisory services to a wide variety of clients world-wide and, as of March 31, 1998, had assets under management of approximately $470 billion. Shareholders of the Emerging Markets Portfolio will soon receive an information statement regarding State Street.



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